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      Prospectus                                          January 26, 2001
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      High Income Opportunity Fund Inc.

      Common Stock
            Listed on the New York Stock Exchange
            Trading symbol -- HIO

      High Income Opportunity Fund Inc. is a diversified, closed-end management investment company. The fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The fund invests primarily in high-yielding bonds and other fixed income securities that are below investment grade. These securities are also called junk bonds.

      Shares of closed-end funds frequently have market prices that are less than the net asset value per share. Investing in lower-rated securities involves a greater risk that you may lose money than investing in investment grade securities. For more information about these or other risks of investing in the fund, see "Risk Factors and Special Considerations" on page 10.

      The prospectus contains important information about the fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

      The statement of additional information (SAI) dated January 26, 2001 provides more detailed information about the fund and is incorporated into this prospectus by reference. The SAI and shareholder reports can be obtained without charge from your Salomon Smith Barney Financial Consultant or from the fund by calling 1-800-331-1710 or writing to the fund at 7 World Trade Center, New York, New York 10048. You can review the fund's SAI and shareholder reports at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. The Commission charges a fee for this service. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's Internet web site at www.sec.gov

      The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

      SALOMON SMITH BARNEY INC.
      SSB CITI FUND MANAGEMENT LLC
      Investment Manager and Administrator

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Table of Contents
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Prospectus Summary                                                             3
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Fund Expenses                                                                  6
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Financial Highlights                                                           7
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The Fund                                                                       8
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The Offering                                                                   8
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Use of Proceeds                                                                8
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Investment Objectives and Management Policies                                  8
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Risk Factors and Special Considerations                                       10
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Investment Practices                                                          13
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Share Price Data                                                              18
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Taxation                                                                      18
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Management of the Fund                                                        21
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Dividends and Distributions                                                   22
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Dividend Reinvestment Plan                                                    23
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Net Asset Value                                                               24
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Market Discount                                                               25
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Description of Shares                                                         26
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Custodian, Transfer Agent, Dividend-Paying Agent,
  Registrar and Plan Agent                                                    27
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Reports to Shareholders                                                       27
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Other Information                                                             28
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NRSRO Ratings (Appendix A)                                                   A-1
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2
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Prospectus Summary
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The following is a summary of more complete information appearing later in the prospectus. You should read the entire prospectus because it contains details that are not in the summary. Cross references in the summary to headings in the prospectus will help you locate information.

      THE FUND The fund is a diversified, closed-end management investment company. See "The Fund."

      INVESTMENT OBJECTIVES AND PRIMARY INVESTMENTS The fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The fund invests primarily at least 65% of assets, in high-yielding corporate debt securities and preferred stocks.

      The fund may invest up to 35% of assets in common stock and equity-related securities, such as options, warrants and rights. The fund invests primarily in securities of U.S. and foreign companies and governments that are denominated or quoted in U.S. dollars. The fund may, however, invest up to 20% of assets in securities of foreign companies and governments that are denominated or quoted in foreign currencies.

      Credit quality Primarily below investment grade. This means that the fixed income securities in which the fund invests are rated in the lower rating categories by a rating agency or are of comparable quality if not rated. These securities are also called junk bonds or high yield securities. The fund may not purchase additional fixed income securities rated by more than one rating agency lower than B if more than 10% of assets are invested in such securities.

      Maturity Under current market conditions, the fund's average dollar-weighted portfolio maturity is between 5 and 10 years. The fund may, however, invest in individual fixed income securities of any maturity.

      See "Investment Objectives and Policies."

      THE OFFERING The fund's shares of common stock trade on the New York Stock Exchange (NYSE). In addition, Salomon Smith Barney intends to buy and sell the fund's shares and will make a market in the shares. Salomon Smith Barney is not obligated to conduct market-making activities and may stop doing so at any time without notice. See "The Offering" and "Use of Proceeds."

      LISTING NYSE.

      SYMBOL HIO.

      INVESTMENT MANAGER SSB Citi Fund Management LLC (SSB Citi or manager) (successor to SSBC Fund Management Inc.). The manager selects and manages the fund's investments in accordance with the fund's investment objectives and policies. The fund pays SSB Citi a fee for its services equal on an annual basis to 1.15% of the fund's average daily net assets.

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Prospectus Summary (continued)
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      John C. Bianchi, a vice president of the fund, has been primarily responsible for the day-to-day management of the fund since October of 1993, when the fund commenced operations. Mr. Bianchi is a managing director of Salomon Smith Barney.

      See "Management of the Fund."

      RISK FACTORS AND SPECIAL CONSIDERATIONS The value of the securities in the fund's portfolio fluctuates and the value of your investment in the fund may go up and down. This means that you could lose money on your investment in the fund and the fund could perform less well than other similar investments. In addition, the price of the shares is determined by market prices on the NYSE and elsewhere, so you may receive a price that is less than net asset value when you sell your shares. Specific risks associated with an investment in the fund are described below.

      Below investment grade securities. The fund invests primarily in securities rated below investment grade by a rating agency or considered to be of comparable quality. Investment in below investment grade securities involves a substantial risk of loss. These securities are speculative with respect to the issuer's ability to pay interest and principal.

      Compared to investment grade securities, lower-rated securities are more susceptible to default or decline in market value due to adverse economic and business developments, and their market value tends to be more volatile. Further, the market for lower-rated securities tends to be less liquid than the market for investment grade securities.

      The fund may invest in securities issued by companies that are in default on their obligations to pay interest and/or principal. The fund may lose all of its investment in these securities.

      Fixed income securities. In addition to the special risks associated with investments in lower-rated securities, the fund's investments in fixed income securities may be affected by any of the following:

      o Interest rates rise, causing the value of the fund's investments generally to decline.

      o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

      o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

      o The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect.

      o Lower-rated securities fall out of favor with investors, which will adversely affect their market value and liquidity.

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Prospectus Summary (continued)
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      Equity securities. Equity securities have historically had higher returns but have had significantly more volatile returns than fixed income securities. The equity securities in the fund's portfolio may decline in value if there is a general decline in the market of equity securities or an adverse event, such as an unfavorable earnings report, depresses the market price of a portfolio investment.

      Foreign securities. The market value of foreign securities in the fund's portfolio may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund which are denominated or quoted in those currencies.

      Derivatives. The fund may hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark.

      Even a small investment in derivative contracts can have a big impact on the fund's interest rate or foreign currency exchange rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates and currency exchange rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

      Closed-end investment company. The fund is a closed-end investment company and its shares trade on the NYSE at a price that may be less than its net asset value.

      Certain provisions in the fund's governing documents may limit the ability of other entities to acquire control of the fund. This could deprive shareholders of the opportunity to sell their shares at a premium over prevailing market prices.

      See "Risk Factors and Special Considerations" and "Description of Shares."

      DIVIDENDS AND DISTRIBUTIONS Any dividends from net investment income (income other than net realized capital gains) are paid monthly and any distributions of net realized capital gains are paid annually. Your dividends or distributions are reinvested in additional fund shares through participation in the dividend reinvestment plan, unless you elect to receive cash. The number of shares issued to you by the plan depends on the price of the shares. The price of the shares

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Prospectus Summary (continued)
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and the number of dividend shares received is determined by the market price.
For example:

Market Price of Fund Shares             Price of Fund Shares Issued by Plan
Greater than or equal to                Shares issued at net asset value or 95%
net asset value                         of market price, whichever is greater
Less than net asset value               Market price

      See "Dividends and Distributions" and "Dividend Reinvestment Plan."

      CUSTODIAN PFPC Trust Company (successor by assignment from PNC Bank, National Association) (PFPC Trust) is the fund's custodian. See "Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent."

      TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND PLAN AGENT PFPC Global Fund Services (PFPC) is the fund's transfer agent, dividend-paying agent and registrar. See "Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent."

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Fund Expenses
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      The following table shows the costs the fund pays. As a shareholder, you indirectly bear these expenses:

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Annual Expenses
   (as a percentage of net assets)
   Management fees                                                       1.15%
   Other expenses*                                                       0.07%
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Total Annual Fund Operating Expenses*                                    1.22%
================================================================================
*"Other Expenses," as shown above, is based on expenses for fiscal year ended September 30, 2000.

      EXAMPLE The following example is intended to help you in understanding the costs that you will bear directly or indirectly as a shareholder in the fund. Your actual costs may be higher or lower.

      The example assumes:

      o     you invest $1,000 in the fund for the time periods indicated;

      o     your investment has a 5% return each year; and

      o the fund's operating expenses remain the same as shown in the table above.

       Year                   One          Three          Five           Ten
================================================================================
Operating Expenses            $12           $39           $67           $148
================================================================================

      This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less. Moreover, while the example assumes a 5% annual return, the fund's performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment Plan." For a more complete description of these costs and expenses, see "Management of the Fund."

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Financial Highlights
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      The following information for the six-year period ended September 30, 2000 and for the period from October 22, 1993 (commencement of operations) to September 30, 1994 has been audited in conjunction with the annual audit of the financial statements of the fund by KPMG LLP, independent auditors. The 2000 financial statements and the independent auditors' report thereon appear in the September 30, 2000 Annual Report to Shareholders. The following information (for the most recent five fiscal years) should be read in conjunction with the financial statements and related notes that also appear in the fund's 2000
Annual Report, which is incorporated by reference in this prospectus.

For a share of capital stock outstanding throughout each year:

                                    2000      1999        1998      1997      1996      1995    1994(1)(2)
---------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                $10.45    $11.24      $12.43    $11.72    $11.48    $11.20     $12.50
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income                1.06      1.03        1.08      1.15      1.14      1.14       1.01(3)
Net realized and unrealized
  gain (loss)                       (1.13)    (0.79)      (1.14)     0.68      0.22      0.28      (1.30)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) from
  Operations                        (0.07)     0.24       (0.06)     1.83      1.36      1.42      (0.29)
---------------------------------------------------------------------------------------------------------------
Gains from Repurchase
  of Treasury Stock                  0.05        --          --        --        --        --         --
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (1.01)    (1.03)      (1.13)    (1.12)    (1.12)    (1.12)     (1.01)
  Capital                              --     (0.00)(4)      --        --        --     (0.02)        --
---------------------------------------------------------------------------------------------------------------
  Total Distributions               (1.01)    (1.03)      (1.13)    (1.12)    (1.12)    (1.14)     (1.01)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year       $ 9.42    $10.45      $11.24    $12.43    $11.72    $11.48     $11.20
---------------------------------------------------------------------------------------------------------------
Total Return Based on
  Market Value(5)                    9.75%    (9.36)%     (1.65)%   18.18%    21.07%     9.90%     (7.33)%(6)
---------------------------------------------------------------------------------------------------------------
Total Return Based on Net
  Asset Value(5)                     0.98%     2.74%      (0.58)%   16.48%    12.86%    13.99%     (2.31)%(6)
---------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)           $  652    $  755      $  810    $  883    $  819    $  802     $  783
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           1.22%     1.20%       1.18%     1.21%     1.21%     1.20%      1.15%(3)(7)
  Net investment income             10.21      9.28        8.81      9.63      9.85     10.02       9.09(7)
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                69%       83%         98%       87%       73%       59%        69%
---------------------------------------------------------------------------------------------------------------
Market Value, End of Year          $ 8.938   $ 9.125     $11.125   $12.438   $11.500   $10.500    $10.625
===============================================================================================================

(1) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
(2)   Based on weighted average shares outstanding for period.
(3) The manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).
(4)   Amount represents less than $0.01 per share.
(5) The total return calculation assumes that dividends are reinvested in accordance with the fund's dividend reinvestment plan.
(6) Total return is not annualized as it may not be representative of the total return for the year.
(7)   Annualized.

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The Fund
--------------------------------------------------------------------------------

      The fund is a diversified, closed-end management investment company. The fund was incorporated under the laws of the State of Maryland on July 30, 1993 and is registered under the Investment Company Act of 1940, as amended (the 1940
Act). The fund's principal office is located at 7 World Trade Center, New York, New York 10048 and its telephone number is (800) 331-1710.

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The Offering
--------------------------------------------------------------------------------

      The fund's common stock, which is the only class of shares that the fund has issued, is listed for trading on the NYSE. In addition, Salomon Smith Barney currently intends to make a market in the shares. This prospectus is to be used by Salomon Smith Barney in connection with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale. Salomon Smith Barney is not required to make a market in the common stock and may stop doing so at any time. You should not rely on Salomon Smith Barney's market making activities to provide an active or liquid trading market for the shares.

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Use of Proceeds
--------------------------------------------------------------------------------

      The fund will not receive any proceeds from the sale of any common stock offered pursuant to this prospectus. Proceeds received by Salomon Smith Barney as a result of its market-making will be used by Salomon Smith Barney in connection with its secondary market operations and for general corporate purposes.

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Investment Objectives and Management Policies
--------------------------------------------------------------------------------

      Set out below is a general description of the investment objectives and principal investment policies of the fund. The fund may not be able to achieve its investment objectives. See "Investment Objectives and Policies" and "Investment Restrictions" in the SAI.

      GENERAL

      The fund's primary investment objective is high current income, with capital appreciation as a secondary objective. The fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 65% of assets in high-yielding corporate debt obligations and preferred stock. Under current market conditions, the fund's average dollar weighted portfolio maturity is between 5 and

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Investment Objectives and Policies (continued)
--------------------------------------------------------------------------------

10 years. The fund may, however, invest in individual fixed income securities of any maturity. The manager may adjust the fund's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. The fund may invest up to 35% of assets in common stocks and common stock equivalents, including options, warrants and rights. Equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates.

      The fixed income securities purchased by the fund are generally below investment grade. This means they are rated lower than in the four highest rating categories (BB or below) by a nationally recognized statistical ratings organization (NRSRO), or are of comparable quality in the manager's opinion. The fund's securities may be rated as low as C by Moody's Investors Service, Inc. (Moody's) or D by Standard & Poor's Ratings Group (S&P). The fund may not purchase additional fixed income securities rated lower than B by more than one NRSRO if more than 10% of assets are invested in such securities. Please see Appendix A for further information about NRSRO ratings.

      Notwithstanding the foregoing, the fund may invest any amount of assets in investment grade securities when the difference in yields between those securities and lower-rated securities is relatively narrow. In addition, the fund may invest in investment grade securities for temporary defensive purposes. Investments in investment grade securities may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the fund, since the yields from such securities are usually lower than those from lower-rated securities. The fund may also invest without limitation in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its agencies. The yield on these securities will generally be lower than the yield on other securities purchased by the fund.

      The fund invests primarily in securities of U.S. and foreign companies and governments that are denominated in U.S. dollars. The fund may, however, invest up to 20% of assets in the securities of foreign companies and governments that are denominated in foreign currencies. In order to mitigate the effects of uncertainty in currency exchange rates affecting the fund's non-U.S. dollar investments, the fund may engage in various currency-related hedging transactions, such as currency exchange transactions and currency futures contracts and related options and purchase options on foreign currencies.

      The fund may lend its portfolio securities and purchase or sell securities on a when-issued or delayed-delivery basis. The fund does not intend to leverage its investments although it reserves the right to do so. The fund may hedge against

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Investment Objectives and Policies (continued)
--------------------------------------------------------------------------------

possible declines in the value of its investments by entering into interest rate futures contracts and related options, swaps and other financial instruments.

      A more detailed description of the fund's investment practices is set forth below under "Investment Practices," and more detail about the fund's investment policies, restrictions and techniques is included in the SAI.

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Risk Factors and Special Considerations
--------------------------------------------------------------------------------

      There are various risks associated with an investment in the fund. You should consider whether the fund is an appropriate investment for you. The fund invests primarily in lower-rated securities. An investment in these securities has speculative characteristics and involves a substantial risk of loss. Circumstances or events that affect the value of fixed income securities in general and lower-rated securities in particular will affect the fund's net asset value. While certain risks are discussed elsewhere in this prospectus, the following is intended to provide a summary of the principal risks involved in an investment in the fund:

The issuer of a lower-rated security may default on its obligation to pay

      o At the time of the fund's investment, the issuer of a lower-rated security may be in default on its obligations to pay interest and principal or it may subsequently default on its payment obligations. If an issuer does not make timely payments, the fund would not receive the anticipated income from the investment and the fund's investment would decline in value. This would decrease the fund's net asset value.

      o The risk of default is greater for lower-rated securities than for investment grade securities. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available. These issuers may be unable to make principal and interest payment obligations during an economic downturn or during sustained periods of rising interest rates. The issuer's payment obligations on these lower-rated securities may also rank lower than its payment obligations on other debt obligations.

      o Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. The market value of lower-rated securities is more sensitive to changes in the issuer's financial condition and changes in economic conditions than is the market value of investment grade securities.

      o The fund may invest up to 10% of assets in securities rated lower than B by more than one NRSRO. These securities generally lack characteristics of desirable investments, they may already be in default, and the chance that the fund would collect principal and interest payments on these securities is speculative. See Appendix A for a description of certain NRSRO ratings.

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Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

The issuer of a lower-rated security declares bankruptcy

      o The issuer of a lower-rated security might declare or be in bankruptcy and the fund could experience loss or delays collecting interest and principal. To enforce its rights to collect principal and interest payments, the fund might be required to incur additional expenses which would reduce its net asset value. The fund may lose some or all of its investment in lower-rated securities upon default or bankruptcy because these securities are generally not secured by collateral.

Less liquid markets for lower-rated securities

      o The market for lower-rated securities may be less liquid than for investment grade securities. There may be no established trading markets for certain lower-rated securities. If markets are less liquid, the fund may have difficulty buying and selling these securities when the manager desires to do so or to sell securities at a fair price. Further, the ability of the manager to value lower-rated securities may be more difficult and the manager's judgment may play a greater role in their valuation.

      o Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets.

Interest rate sensitivity

      o Fixed-income securities, including lower-rated securities, are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the fund's fixed-income securities can be expected to decrease. When interest rates are declining, the value of the fund's fixed-income securities can be expected to increase.

Call or prepayment risk and extension risk

      o Fixed-income securities, including lower-rated securities, frequently permit their issuers to prepay, call or repurchase the securities from their holders, such as the fund. As a result of declining interest rates, the issuer of a fixed income security may exercise its prepayment, call or repurchase right on the security, forcing the fund to replace the security with a lower yielding security. This would decrease the return to the fund.

      o If the fund purchased a fixed-income security at a premium, it would experience a loss of that premium in the event that the issuer of that security exercises its prepayment, call or repurchase right.

      o Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

Foreign securities

      o There are additional risks associated with investing in securities of foreign companies and governments compared to investing in U.S. issuers. These risks include:

            o Less information may be available about foreign companies and markets due to relaxed disclosure or accounting standards or regulatory practices.

            o Many foreign markets are smaller, less liquid and more volatile than U.S. markets. As a result, the manager may not be able to sell the fund's securities in amounts and at prices it considers reasonable.

            o The U.S. dollar appreciates against foreign currencies causing the value of the fund's foreign securities to be worth less.

            o Economic, political or social instability in foreign countries disrupts the markets where the fund's foreign securities are traded.

            o Potential expropriations, confiscatory taxation or currency control measures.

            o Potential reduction in value of foreign currencies relative to the U.S. dollar.

      o These risks are greater to the extent that the fund invests in securities of issuers located in emerging market countries.

Equity securities

      o The equity securities in the fund's portfolio may decline in value if:

            o     The stock market goes down.

            o Companies in which the fund invests suffer unexpected losses or lower than expected earnings.

            o The manager's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the fund's portfolio prove to be wrong.

Financial Futures and Options

The fund may use financial futures contracts and options on these contracts to protect the fund from a decline in the price of securities it owns or an increase in the price of a security it plans to buy. There are risks associated with futures and options transactions.

      o Because there is imperfect correlation between the fund's securities that are hedged and the futures or options contract, the hedge may not be fully effective. Losses on the fund's security may be greater than gains on the futures or options contract, or losses on the futures or options contract may be greater than gains on the securities subject to the hedge.

      o To compensate for imperfect correlation, the fund may over-hedge or under-hedge by entering into a futures contract or an option on a futures contract in dollar

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

amounts greater or lesser than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the fund could lose money from these positions.

      o If the fund hedges against an increase in interest rates, and rates decline instead, the fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the fund may have to sell securities at a time it would not normally choose.

--------------------------------------------------------------------------------
Investment Practices
--------------------------------------------------------------------------------

      In connection with the investment objectives and policies described above, the fund may, but is not required to, utilize various investment techniques in an attempt to earn income, facilitate portfolio management and mitigate risk. These investment techniques include convertible securities, interest rate and currency futures contracts, put and call options on such futures contracts, currency exchange transactions, illiquid securities, securities of unseasoned issuers and securities of foreign governments and corporations including those of developing countries. Such techniques are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the manager believes that these investment techniques may assist the fund in achieving its investment objectives, in any instance it is possible that the fund would perform better if the technique were not used. Any or all of the investment techniques available to the manager described below may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, since the use of any investment technique is a function of numerous variables including market conditions. See the fund's SAI for more information regarding the fund's investment practices.

      Convertible Securities and Synthetic Convertible Securities. The fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into shares of common stock, and "synthetic" convertible securities which are comprised of separate components which together are designed to have similar attributes. Convertible securities have characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities is sensitive to interest rates as described above under "Risk Factors and Special Considerations." In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

      Futures Contracts and Options on Futures Contracts. The fund may enter into interest rate and currency futures contracts and may purchase and sell put and call options on such futures contracts. The fund will enter into such transactions for hedging purposes or for other appropriate risk-management purposes permitted under the rules and regulations of the Commodity Futures Trading Commission and the SEC.

      While the fund may enter into futures contracts and options on futures contracts for bona fide hedging and other appropriate risk management purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the fund than if it had not engaged in these particular types of transactions. If, for example, the fund had insufficient cash, it may have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it may be disadvantageous to do so. There may be an imperfect correlation between the fund's portfolio holdings and futures contracts or options on futures contracts entered into by the fund, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Further, the fund's use of futures contracts and options on futures contracts to reduce risk involves cost and will be subject to the manager's ability to predict correctly changes in interest rate relationships, currency exchange rates or other factors. No assurance can be given that the manager's judgment in this respect will be correct.

      Currency Exchange Transactions. The fund may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

      At or before the maturity of a forward contract, the fund may sell a portfolio security and make delivery of the currency. Alternatively, the fund may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

purchase. Should forward prices increase, the fund will suffer a loss to the extent that the price of the currency that it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

      The cost to the Fund of engaging in currency transactions varies with the factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

      Options on Foreign Currencies. The fund may purchase options on a foreign currency in which securities held by the fund are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. The benefit to the fund derived from purchasing foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates. Options on foreign currencies purchased by the fund may be traded on domestic and foreign exchanges or traded over-the-counter.

      When-Issued and Delayed-Delivery Securities. The fund may purchase securities on a when-issued basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the fund prior to the actual delivery or payment by the other party to the transaction. The value of securities purchased on a when-issued or delayed-delivery basis may decrease prior to their delivery to the fund. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

      Lending Securities. The fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of the manager, including Salomon Smith Barney, unless the fund applies for and receives specific authority to do so from the SEC.

      Short Sales Against the Box. The fund may make short sales of securities in order to reduce market exposure and/or to increase its income. At all times when a short position is open, the fund will own an equal or greater amount of such securities or own preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box."

      Non-Publicly Traded and Illiquid Securities. The fund may purchase illiquid and restricted securities, but the fund will not invest more than 15% of the Fund's net assets in illiquid securities. A sale of such securities by the fund may force the

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

fund to receive less than the amount at which the fund has valued them, or the fund may not be able to liquidate them at the time the manager believes it desirable to do so. Certain securities that are restricted as to resale but which may otherwise be determined to be liquid (such as those that are eligible for sale only to qualified institutional buyers) are not covered by the 15% limitation. Determinations of which securities are illiquid are made by, or under the oversight of, the fund's Board of Directors (Board).

      Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, the issuers of certain securities may lack a significant operating history and be dependent on products or services without an established market share.

      Securities of Developing Countries. A developing country is generally considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile and have provided higher returns than the markets of the more mature economies of developed countries.

      Corporate Loans, Loan Participations and Assignments. The fund may invest up to 15% of assets in corporate loans, loan participations (Participations) and assignments (Assignments). Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. These loans may be collateralized or uncollateralized. The loans tend to have a senior position in the borrower's capital structure, and tend to have variable or adjustable interest rates.

      By purchasing a Participation, the fund acquires some or all of the interest of a bank or other institution in a loan. The Participations typically will result in the fund having a contractual relationship only with the lender, and not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The fund will acquire Participations only if the lender inter-positioned between the fund and the borrower is determined by management to be creditworthy.

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

      The fund may also invest in Assignments of portions of loans from third parties. When it purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

      The fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The fund's policy limiting its illiquid investments will be applicable to corporate loans, Participations and Assignments that are illiquid.

      Mortgage-Backed Securities. The fund may invest in mortgage-backed securities. These are securities that represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Generally, mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Mortgage-backed securities vary from traditional fixed-income securities because of the potential for prepayment on the underlying mortgages, which results in a return of principal to the fund at a time when interest rates are declining. The fund may invest in collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations. To the extent that the fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal may result in some loss of the fund's principal investment to the extent of the premium paid.

      Other Asset-Backed Securities. The fund may invest in asset-backed securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments. As is the case with mortgage-backed securities, falling interest rates generally result in an increase in the rate of prepayments on the underlying instruments.

--------------------------------------------------------------------------------
Share Price Data
--------------------------------------------------------------------------------

      The fund's common stock is listed on the NYSE under the symbol "HIO." In addition, Salomon Smith Barney intends to buy and sell the fund's shares in order to make a market in the shares.

      The following table sets forth for the fund's common stock information for each quarterly period during the last two fiscal years: high and low sales prices and net asset values; sales price and net asset value at quarter-end; and the premium (discount) of the sales price to net asset value at quarter-end.

                                                              NYSE
                              NYSE             NAV          Price at     NAV at
                              Price           Price         Quarter-    Quarter-        Premium
Three Months Ended            Range           Range            End         End        (Discount)
================================================================================================
12/31/00                  $ 8.94-7.69      $ 9.41-8.28       $ 8.63      $ 8.50          1.53 %
 9/30/00                    9.50-8.81        9.94-9.42         8.94        9.42         (5.10)
 6/30/00                    9.19-8.38       10.09-9.65         9.00        9.85         (8.63)
 3/31/00                    9.13-8.31       10.48-10.07        8.63       10.07        (14.30)
12/31/99                    9.38-8.32       10.60-10.35        8.50       10.49        (18.97)
 9/30/99                   10.50-9.00       10.94-10.45        9.13       10.45        (12.68)
 6/30/99                   10.94-10.38      11.35-10.78       10.56       10.79         (2.10)
 3/31/99                   10.94-10.25      11.39-11.05       10.69       11.16         (4.23)
12/31/98                   11.25-10.00      11.38-10.72       10.44       11.26         (7.30)
================================================================================================

      As of January 3, 2001, the price per share of common stock as quoted on the NYSE was $8.75, representing a 2.2% premium from the common stock's net asset value calculated on that day.

--------------------------------------------------------------------------------
Taxation
--------------------------------------------------------------------------------

      The following is a summary of the material federal tax considerations affecting the fund and its shareholders; see the SAI for a further discussion. In addition to the considerations described below and in the SAI, which are applicable to any investment in the fund, there may be other federal, state, local or foreign tax considerations applicable to particular investors. You are therefore urged to consult your tax adviser about your particular circumstances and the tax consequences to them of an investment in the Fund.

TAXATION OF THE FUND

      The fund intends to qualify and be treated each year as a regulated investment company for federal income tax purposes. In order to so qualify, the fund must satisfy certain tests regarding the nature and distribution of its income and the diversification of its assets. If the fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss, then the fund will not be subject to federal income tax on the income

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------

and gain so distributed. However, the fund would be subject to corporate income tax on any undistributed income and net short-term and long-term capital gains. In addition, the fund will be subject to a nondeductible 4% federal excise tax on the amount by which the net income and capital gains it distributes in any calendar year is less than a required amount.

      The fund may acquire securities which do not pay interest currently, such as zero coupon, pay-in-kind, or delayed interest securities. As the holder of such a security, the fund is required to include in taxable income an amount of deemed interest known as original issue discount that accrues on the security for the taxable year under federal tax law, even if the fund receives no payment on the security during the year. Because the fund must distribute annually substantially all of its investment company taxable income, including any original issue discount, in order to qualify as a regulated investment company and to avoid imposition of income tax and the 4% excise tax, the fund may be required in a particular year to distribute dividends in an amount that is greater than the total amount the fund actually receives in interest or other distributions on the securities it owns. Those distributions will be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those sales, which would increase or decrease the fund's investment company taxable income or net capital gain.

      The fund may also acquire securities at a market discount. Market discount is generally equal to (other than in the case of an obligation issued with original issue discount) the excess of the stated redemption price of the obligation over the purchase price at which it is acquired. Market discount is treated as ordinary income, rather than as capital gain, when ultimately recognized by the purchaser. The market discount rules may cause the fund to recognize more ordinary income, and less capital gain, than would be the case if the fund had acquired securities at a price equal to that at which the securities had originally been issued.

      Foreign Taxes. Dividends and interest and, in some cases, capital gains on foreign securities held by the fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes in some cases. The fund does not expect to be eligible to pass through any such taxes to the fund's shareholders. As a result, any such taxes imposed on the fund would not be deductible or creditable by the fund's shareholders.

TAXATION OF SHAREHOLDERS

      Distributions. In general, all distributions to shareholders attributable to the fund's net investment income and any excess of net short-term capital gain over net short-term capital loss will be taxable as ordinary income whether paid in cash or

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------

reinvested in additional shares of common stock pursuant to the fund's dividend reinvestment plan.

      Although the fund does not expect to realize significant net capital gain (the excess of net long-term capital gain over net short-term capital loss), to the extent the fund does realize net capital gain, it intends to distribute such gain at least annually and designate such a distribution as a capital gain dividend. Capital gain dividends are taxable to the shareholder as long-term capital gains, whether paid in cash or reinvested in additional shares of common stock, regardless of how long the shareholder's shares have been held. The fund may elect to retain its net capital gain and pay corporate income tax thereon. In such event, the fund would most likely make an election which would require each shareholder of record on the last day of the fund's taxable year to include in income for tax purposes as long-term capital gains his proportionate share of the fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the fund with respect to such net capital gain against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal income tax purposes by an amount equal to the excess of his proportionate share of the undistributed net capital gain over his proportionate share of the tax paid by the fund.

      Shareholders receiving distributions in the form of additional shares purchased by PFPC as purchasing agent pursuant to the fund's dividend reinvestment plan will be treated for federal income tax purposes as receiving a distribution equal to the amount of cash received by PFPC on their behalf. In general, the basis of such shares will equal the price paid by PFPC for such shares, including brokerage commissions. With respect to distributions received in the form of shares issued directly by the fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date. In the case of shares issued by the fund, the shareholder's tax basis in each share received is its fair market value on the payment date.

      Sales of Shares. In general, if a share of common stock is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. However, any loss recognized by a shareholder on the sale of shares not held for more than six months will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder and the shareholder's share of the fund's undistributed net capital gains which are included in the shareholder's income as set forth above, in each case with respect to the shares sold. In addition, any loss realized on a sale of shares of common stock generally will be disallowed to the extent the shares disposed of are replaced with other shares of the fund within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------

basis of the shares acquired will be adjusted to reflect the disallowed loss. Any gain or loss realized upon a sale of shares (other than to the fund in connection with a tender offer or otherwise) by a shareholder who holds such shares as capital assets will be treated as capital gain or loss.

      Backup Withholding. The fund may be required to withhold federal income tax at the rate of 31% of any payments made to a stockholder if the stockholder has not provided a correct taxpayer identification number and certain required certifications to the fund, or if the Secretary of the U.S. Treasury or a broker notifies the fund that the number provided by a stockholder is not correct or that the stockholder has not reported all interest and dividend income required to be shown on the stockholder's federal income tax return or if a stockholder is otherwise subject to backup withholding.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      BOARD OF DIRECTORS

      The business and affairs of the fund, including the general supervision of the duties performed by the manager under the investment management agreement, are the responsibility of the Board.

      INVESTMENT MANAGER

      SSB Citi, located at 7 World Trade Center, New York, New York 10048, serves as the fund's investment manager. SSB Citi was incorporated in 1968 and manages investment companies with total assets in excess of $141 billion as of December 31, 2000. SSB Citi is a subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

      Subject to the supervision and direction of the Board, SSB Citi manages the securities held by the fund in accordance with the fund's stated investment objectives and policies, makes investment decisions for the fund, places orders to purchase and sell securities on behalf of the fund and employs managers and securities analysts who provide research services to the fund. SSB Citi also serves as the fund's administrator and as such manages all aspects of the administration and operations of the fund. The fund pays the manager a fee for the services provided to the fund that is computed daily and paid monthly at the annual rate of 1.15% of the value of the fund's average daily net assets.

      Mr. John C. Bianchi, a managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio within the

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

investment framework described above since the fund's inception and has more than 20 years of investment advisory experience. He joined SSB Citi in 1985.

      Transactions in fixed income securities on behalf of the fund are allocated to various dealers by the manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for their research, statistical or other services to enable the manager to supplement its own research and analysis with the views and information of other securities firms. The fund may use Salomon Smith Barney in connection with the purchase or sale of securities when the manager believes that the broker's charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Salomon Smith Barney as a broker in connection with entering into options and futures contracts. In its last fiscal year, the fund made no investments in equity securities apart from its investments in fixed income securities having equity characteristics and therefore paid no brokerage commissions in the last fiscal year.

      Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA") and certain other laws and regulations.

      Salomon Smith Barney and the manager believe that the manager's investment management and administration services and the market-making activities performed by Salomon Smith Barney are not underwriting and are consistent with the BHCA and other federal and state laws applicable to Citigroup. However, there is a little controlling precedent regarding the performance of the combination of investment advisory and administrative activities by subsidiaries of bank holding companies. If Salomon Smith Barney and SSB Citi, or their affiliates, were to be prevented from acting as the manager or administrator, the fund would seek alternative means for obtaining these services. The fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

--------------------------------------------------------------------------------
Dividends and Distributions
--------------------------------------------------------------------------------

      The fund expects to pay monthly dividends of net investment income (income other than net realized gains) to the holders of the common stock. Under the fund's current policy, which may be changed at any time by the Board, the fund's monthly dividends will be paid at a level that reflects the past and projected performance of the fund, which policy over time will result in the distribution of all net investment income of the fund. Net income of the fund consists of all interest income accrued on the fund's assets less all expenses of the fund. Expenses of the fund are accrued each day. Net realized capital gains, if any, will be distributed to the stockholders at least once per year.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

      All dividends or distributions with respect to shares of common stock are reinvested automatically in additional shares through participation in the fund's Dividend Reinvestment Plan (plan), unless a shareholder elects to receive cash.

      Under the plan, a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to fund shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

      The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds the net asset value per share on the determination date (generally, the record date for the distribution), plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of each plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

      Experience under the plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

      The net asset value of shares of the fund is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on the last day of each week and month on which the NYSE is open for trading. The fund reserves the right to cause its net asset value to be calculated on a less frequent basis as determined by the fund's Board. For purposes of determining net asset value, futures contracts and options on futures contracts will be valued 15 minutes after the close of regular trading on the NYSE.

      Net asset value per share is calculated by dividing the value of the fund's total assets less liabilities by the number of shares outstanding. In general, the fund's investments will be valued at market value, or in the absence of market value, at fair value as determined by or under the direction of the Board. Securities traded

--------------------------------------------------------------------------------
Net Asset Value (continued)
--------------------------------------------------------------------------------

primarily on foreign exchanges are generally valued at the preceding closing values on the exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board has determined that amortized cost is fair value.

      The valuation of the fund's assets is made by SSB Citi after consultation with an independent pricing service approved by the Board. See the SAI for further details.

--------------------------------------------------------------------------------
Market Discount
--------------------------------------------------------------------------------

      Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed-income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of the fund's shares may be greater or less than the net asset value. Since the commencement of the fund's operations, the fund's shares have traded in the market at prices that were at times equal to, but generally were below, net asset value.

      Some closed-end investment companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

      The fund's Board has seen no reason to adopt any of the steps specified above, which some other closed-end funds have used to address the discount. The experience of many closed-end funds suggests that the effect of many of these steps (other than open-ending) on the discount may be temporary or insignificant. Accordingly, there can be no assurance that any of these actions will be taken or, if undertaken, will cause the fund's shares to trade at a price equal to their net asset

--------------------------------------------------------------------------------
Market Discount (continued)
--------------------------------------------------------------------------------

value. The manager may voluntarily waive its fees from time to time in order to increase the fund's dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.

--------------------------------------------------------------------------------
Description of Shares
--------------------------------------------------------------------------------

      The fund was incorporated under the laws of the State of Maryland on July 30, 1993 by the Articles of Incorporation (Articles of Incorporation). The Articles of Incorporation authorize issuance of the fund's shares of common stock.

COMMON STOCK

                                                                   Amount
                                                                 Outstanding
                                                             Exclusive of Shares
                                                            Held by Fund for Its
                                         Amount Held          Own Account as of
                       Amount          by Fund for Its           January 3,
  Title of Class     Authorized          Own Account                2001
================================================================================
      Common         500,000,000
       Stock           Shares                 0                69,227,244.009
================================================================================

      No shares, other than those currently outstanding, are offered for sale pursuant to this Prospectus. All shares of common stock have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation. Shares of common stock will be fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION

      The Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving shareholders of an opportunity to sell their shares of common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund. The Board is divided into three classes. At the annual meeting of shareholders in each year, the term of one class expires and each director elected to the class holds office for a term of three years. The classification of the Board in this manner could delay for an additional year the replacement of a majority of the directors. A director may be removed from office only by vote of the holders of at least 75% of the shares of common stock entitled to be voted on the matter. In

--------------------------------------------------------------------------------
Description of Shares (continued)
--------------------------------------------------------------------------------

addition, the Articles of Incorporation require the affirmative vote of at least 75% of the Board and shareholders to authorize certain fund transactions not in the ordinary course of business (including a merger) unless certain conditions are met which would have the result of reducing the number of directors and shareholders necessary to approve such a transaction. See "Repurchase of Shares, Conversion to Open-End Fund and Anti-Takeover Provisions" in the SAI.

      The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation, which are on file with the SEC, for the full text of these provisions.

CONVERSION TO OPEN-END FUND

      The Articles of Incorporation require the favorable vote of the holders of at least two-thirds of the shares of common stock then entitled to be voted on the matter to authorize the conversion of the fund from a closed-end to an open-end investment management company as defined in the 1940 Act, unless two-thirds of certain members of the Board approve such a conversion. In the latter case, the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required to approve an amendment to the Articles of Incorporation providing for the conversion of the fund to an open-end investment company. Further detail about the fund's ability to convert to open-end status is contained in the SAI.

--------------------------------------------------------------------------------
Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent
--------------------------------------------------------------------------------

      PFPC Trust, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, acts as custodian of the Fund's investments.

      PFPC, located at 101 Federal Street, Boston, Massachusetts 02110, serves as agent in connection with the Plan and serves as the fund's transfer agent, dividend-paying agent and registrar.

--------------------------------------------------------------------------------
Reports to Shareholders
--------------------------------------------------------------------------------

      The fund sends unaudited quarterly and audited annual reports, including a list of investments held, to its Stockholders.

--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------

      The audited financial statements have been incorporated by reference in the SAI in reliance upon the report of KPMG LLP (KPMG), independent auditors. KPMG has been selected as the fund's independent auditors to examine and report on the fund's financial statements and financial highlights for the fiscal year ending September 30, 2001.

      The prospectus and the SAI do not contain all of the information set forth in the registration statement that the fund has filed with the SEC. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

      The table of contents of the SAI is as follows:

                                                                            Page
                                                                            ----

      Investment Objectives and Policies ..................................   2
      Investment Restrictions .............................................  11
      Net Asset Value .....................................................  12
      Taxation ............................................................  12
      Officers and Directors ..............................................  16
      Portfolio Transactions ..............................................  20
      Management of the Fund ..............................................  21
      Repurchase of Shares, Conversion to Open-End Fund
        and Anti-Takeover Provisions ......................................  22
      Financial Statements ................................................  24

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------

                                 NRSRO RATINGS

      The ratings of securities by NRSROs (such as Moody's and S&P) represent the opinions of these organizations as to the quality of the securities. An NRSRO rating is assigned at a given point in time, and it is possible that the rating will not be changed in a timely manner to reflect changes affecting the security. Ratings are relative and subjective, and are not absolute standards of quality. Ratings evaluate only the default risk of a security and not the market value risk of the security.

      The following description of Moody's and S&P ratings is provided as an example of ratings categories for those NRSROs, for informational purposes only.

      DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

            Aaa -- Bonds that are rated Aaa are judged to be of the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments with respect to these bonds are protected by a large or by an exceptionally stable margin, and principal is secure. Although the various protective elements applicable to these bonds are likely to change, those changes are most unlikely to impair the fundamentally strong position of these bonds.

            Aa -- Bonds that are rated Aa are judged to be of high quality by all standards and together with the Aaa group comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or other elements may be present that make the long-term risks appear somewhat larger than in Aaa securities.

            A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest with respect to these bonds are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

            Baa -- Bonds rated Baa are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

            Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca -- Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ranking category.

      DESCRIPTION OF S&P CORPORATE BOND RATINGS:

            AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

            AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

            A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

            BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            C -- The rating C is reserved for income bonds on which no interest is being paid.

            D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

            S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                        High
                                                        Income
                                                        Opportunity
                                                        Fund Inc.
                                                        7 World Trade Center
                                                        New York, New York 10048

                                                        Common Stock
                                                        (Investment Company
                                                        Act File No. 811-7920)
                                                        FD0859 1/01

All dealers effecting transactions in the fund's securities, whether or not participating in this distribution, may be required to give investors a prospectus.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. This prospectus does not offer any security other than the fund's shares of common stock. Neither the fund nor Salomon Smith Barney is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

There may be changes in the fund's affairs that occur after the date of the prospectus. The fund will publish a supplement to the prospectus if there are any material changes in its business.





HIGH INCOME OPPORTUNITY FUND INC.
388 Greenwich Street
New York, New York 10013

STATEMENT OF ADDITIONAL INFORMATION

	High Income Opportunity Fund Inc. (fund) is a diversified, closed-end management investment company whose investment objective is to provide shareholders with high current income with capital appreciation. This Statement of Additional Information
(SAI) is not a prospectus, but should be read in conjunction with the Prospectus for the fund dated January 26, 2001 (Prospectus). This SAI does not include all information that a prospective investor should consider before purchasing the fund's shares of common stock (common stock), and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 331-1710.


TABLE OF CONTENTS


Page

Investment Objectives and Policies 	 2
Investment Restrictions 	11
Net Asset Value 	12
Taxation 	12
Officers and Directors 	16
Portfolio Transactions 	20
Management of the Fund 	21
Repurchase of Shares, Conversion to Open-End Fund and Anti-Takeover
Provisions	22
Financial Statements	24

	The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (SEC). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


This Statement of Additional Information is dated January 26, 2001


INVESTMENT OBJECTIVES AND POLICIES

	Corporate Securities. The fund may invest in corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates and preferred stock. Certain of the corporate fixed-income securities in which the fund may invest may involve equity characteristics. The fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer, or in corporate fixed-income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the fund may invest in participations that are based on revenues, sales or profits of an issuer, or in common stock offered as a unit with corporate fixed-income securities.

	Money Market Instruments. When SSB Citi Fund Management LLC, successor to SSBC Fund Management Inc. (SSB Citi or the Investment Manager) believes that economic circumstances warrant a temporary defensive posture, the fund may invest without limitation in short-term money market instruments. The fund may also invest in money market instruments to help defray operating expenses, to serve as collateral in connection with certain investment techniques (see "Investment Practices" below) and to hold as a reserve pending the payment of dividends to investors. To the extent that the fund invests in short-term money market instruments it may not be pursuing its investment objectives.

	Money market instruments that the fund may acquire will be securities rated in the two highest short-term rating categories by Moody's Investors Service or Standard & Poor's Ratings Group or the equivalent from another major rating service or comparable unrated securities. Money market instruments in which the fund typically expects to invest include: U.S. government securities, bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks), commercial paper and repurchase agreements.

	The fund may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions on the fund's ability to dispose of the underlying securities. In evaluating these potential risks, the Investment Manager, acting under the supervision of the fund's Board of Directors and on an ongoing basis, monitors (1) the value of the collateral underlying each repurchase agreement of the fund to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which the fund enters into repurchase agreements.

	U.S. Government Securities. The fund may invest in direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities (U.S. government securities). Included among direct obligations of the United States are Treasury bills, Treasury notes and Treasury bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). See "Mortgage-Backed Securities" under "Investment Practices," below.

	Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The fund may invest in zero coupon, pay-in-kind and delayed interest securities, as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities, and delayed interest securities are securities which do not pay interest for a specified period. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although these securities do not make cash payments of interest on a current basis for all or some portion of their term, for tax purposes a portion of the difference between their maturity value (including deferred interest) and their purchase price (or in some cases other amounts treated as "original issue discount") is taxable income of the fund each year, subject to tax distribution requirements.

	Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities for some purposes. Although under the terms of a custodial receipt the fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Investment Practices

	The fund may employ, among others, the investment techniques described below:

	Convertible Securities and Synthetic Convertible Securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

	Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

	Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq, or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

	Futures Contracts and Options on Futures Contracts. An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a Treasury bond or Treasury note) or its equivalent at a future date at a price set at the time of the contract. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The fund may only enter into futures contracts traded on regulated commodity exchanges.

	The fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of a futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into or on a linked exchange.

	The fund may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the fund to the potential of greater losses.

	An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction costs. With respect to options purchased by the fund, there are no daily cash payments made by the fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

	While the fund may enter into futures contracts and options on futures contracts for bona fide hedging and other appropriate risk management purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the fund than if it had not engaged in any such transactions. If, for example, the fund had insufficient cash, it may have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it may be disadvantageous to do so. There may be an imperfect correlation between the fund's portfolio holdings and futures contracts or options on futures contracts entered into by the fund, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Further, the fund's use of futures contracts and options on futures contracts to reduce risk involves cost and will be subject to the Investment Manager's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

	Foreign Securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risk inherent in domestic investments. Securities of many foreign issuers and their markets may be less liquid, and their prices more volatile, than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

	Additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and the relative lack of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies.

	Currency Exchange Transactions. In order to protect against uncertainty in the level of future exchange rates, the fund may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies. The fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies.

	A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

	The fund's dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payable to the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. The fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) in that particular currency. If the fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount.
Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

	Although the foreign currency market may not necessarily be more volatile than the market in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearing-house, default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for the purchase or resale, if any, at the current market price. In addition, if a devaluation is generally anticipated, the fund may not be able to contract to sell the currency at a price above the anticipated devaluation level.

	Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

	Options on Foreign Currencies. The fund may purchase put options on a foreign currency in which securities held by the fund are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. The fund may purchase a call option on a foreign currency to hedge against an adverse exchange rate of the currency in which a security that it anticipates purchasing is denominated in relation to the currency in which the exercise price is denominated. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

	The fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which the fund's securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchase of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates. Options on foreign currencies purchased by the fund may be traded on domestic and foreign exchanges or traded over-the-counter.

	When-Issued and Delayed-delivery Securities. The fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. The fund will establish with the PFPC Trust Company (successor by assignment from PNC Bank, N.A.) (PFPC Trust), the fund's
Custodian, a segregated account consisting of cash, U.S.
government securities, equity securities or debt securities of any grade, in an amount equal to the amount of the fund's when-issued and delayed-delivery purchase commitments, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Board of Directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net asset value per share; that is, to the extent that the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments. Securities purchased on a when-issued or delayed-delivery basis may expose the fund to risk because the securities may experience fluctuations in value prior to their delivery.

	Lending Securities. Loans of the fund's securities, if and when made, may not exceed 20% of the fund's assets taken at value. The fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with PFPC Trust in an amount equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

	By lending its securities, the fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The portfolio will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 100% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund's Board of Directors must terminate the loan and regain the fund's right to vote the securities.

	Short Sales Against the Box. The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the securities against which short sales against the box have been made in a special account with PFPC Trust. Not more than 10% of the fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

	Mortgage-Backed Securities. The fund may invest in mortgage-backed securities, which are securities representing interests in "pools" of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). Monthly payments of interest and principal by the individual borrowers on mortgages are "passed through" to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise the value of mortgage pass-through securities generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

	Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association (GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

	The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

	Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (FNMA) and the Federal
Home Loan Mortgage Corporation (FHLMC). FNMA is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages
(i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

	FHLMC is also a government-sponsored corporation owned by private shareholders. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund may also buy mortgage-related securities without insurance or guarantees.

	Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations. Mortgage pools created by private organizations generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect guarantees of payments in the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers will meet their obligations.

	Mortgage-backed securities vary from traditional fixed-income securities because of the potential for prepayment. These instruments are backed by a real estate mortgage, and the mortgage loan may be repaid at any time without penalty. While mortgage-backed securities tend to rise in value when interest rates fall, faster than expected prepayments of the mortgage loans will reduce both the market value and yield to maturity of the mortgage-backed securities. Thus, changes in interest rates may have a greater effect on mortgage-backed securities than on traditional fixed income securities. In a period of declining interest rates, prepayments rise because mortgage holders are in a disadvantageous economic position. Therefore, the amounts available for reinvestment in new mortgages increase, but are likely to be reinvested at lower interest rates. As a result, mortgage-backed securities may benefit less from declining interest rates than other fixed-income securities because of the risk of increased prepayment.

	Other Asset-Backed Securities. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

	Corporate asset-backed securities are often backed by pools of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support, could adversely affect the return on an investment in such a security.

	The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will primarily be a function of current market interest rates, although other economic and demographic factors may be involved. While rising interest rates generally decrease the rate of prepayments, an acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields.

Corporate Loans. The fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the fund had invested would have an adverse affect on the fund's net asset value. Corporate loans in that the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

The fund may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. The Participations typically will result in the fund having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's investments and calculating its net asset value. The fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.


INVESTMENT RESTRICTIONS

	The investment restrictions numbered 1 through 12 below have been adopted by the fund as fundamental policies. Under the Investment Company Act of 1940, as amended (1940 Act), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the fund, as defined in the 1940 Act. This is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

	The investment policies adopted by the fund prohibit the fund from:

1.	Purchasing the securities of any issuer (other than
U.S. government securities) if, as a result, more than 5% of the value of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

2.	Purchasing more than 10% of the voting securities of
any one issuer (other than U.S. government securities), except that up to 25% of the value of the fund's total assets may be invested without regard to this 10% limitation.

3.	Purchasing securities on margin, except that the fund
may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

4.	Making short sales of securities, except that the fund
may engage in short sales "against the box."

5.	Borrowing money, except that (a) the fund may borrow
from banks for temporary or emergency (not leveraging) purposes in an amount not exceeding 10% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made and (b) the fund may enter into futures contracts. Whenever borrowings described in
(a) exceed 5% of the value of the fund's total assets, the fund will not make any additional investments.

6.	Pledging, hypothecating, mortgaging or otherwise
encumbering the fund's assets except to secure borrowings and as margin for commodities transactions.

7.	Underwriting the securities of other issuers, except
insofar as the fund may be deemed an underwriter in the course of disposing of portfolio securities.

8.	Purchasing or selling real estate or interests in real
estate, except that the fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest in or deal in real estate.

9.	Investing in commodities, except that the fund may
invest in futures contracts, options on futures contracts and options on currencies.

10.	Making loans to others, except through the purchase of
qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the fund's investment objectives and policies.

11.	Investing in securities of other investment companies
registered or required to be registered under the 1940
Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

12.	Purchasing any securities which would cause more than
25% of the value of the fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.


NET ASSET VALUE

	The valuation of the fund's assets is made by the Investment Manager after consultation with an independent pricing service (Service) approved by the fund's Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are priced by the Service at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Service, no readily obtainable market quotation is available are priced by the Service at its determination at fair value, based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indication as to values from dealers; and general market conditions. The Service may use electronic data processing techniques and/or matrix system to determine valuations. The Investment Manager reviews the Service's price information and, unless the Investment Manager has information which leads it to use a different valuation, it will generally use the Service's prices in establishing net asset value. The procedures of the Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the Board of Directors, which may replace the Service at any time if it determines it to be in the best interests of the fund to do so.


TAXATION

Taxation of the Fund

	The fund intends to qualify each year and be treated as a regulated investment company for federal income tax purposes. In order to so qualify, the fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the fund's assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

	If the fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss, then the fund will not be subject to federal income tax on the income and gain so distributed. However, the fund would be subject to corporate income tax on any undistributed income and net long-term and short-term capital gains. In addition, the fund will be subject to a nondeductible 4% federal excise tax on the amount by which the income and gain it distributes in any calendar year is less than a required amount. For purposes of the excise tax, the required distribution for any calendar year equals the sum of: (a) 98% of the fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of that year; and (c) 100% of the undistributed ordinary income and capital gains from prior years. For purposes of the excise tax, any ordinary income or capital gains retained by the fund on which it paid federal income tax will be treated as having been distributed.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

	The fund may elect to retain all or a portion of its net capital gain, as described under "Taxation of Shareholders--
Distributions" in the prospectus.

	Any capital losses resulting from the disposition of the fund's securities can only be used to offset the fund's future capital gains and cannot be used to reduce the fund's ordinary income. Such capital losses may be carried forward by the fund for eight years.

	As of September 30, 2000, the fund had, for federal tax purposes, a total of approximately $105,015,800 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset the fund's future net realized capital gains, such gains, if any, will not be distributed. Expiration of these capital loss carryforwards occur on September 30 in the year indicated. Carryforward amounts are $16,016,600, $38,118,000, $11,075,400 and
$39,805,800 and expire in the years 2003, 2004, 2007 and 2008, respectively.

	If the fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes, and the fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Internal Revenue Code of 1986 (Code), the fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. The fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the fund or any shareholders. A "passive foreign investment company" means any foreign corporation if, for any taxable year during which its stock was held by the fund or a prior taxable year, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, certain royalties and rents, capital gains, and annuities), or (ii) at least 50% of the value (or adjusted tax basis, if elected) of its assets produce "passive income" or are held for the production of "passive income." If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include in its income each year a portion of the ordinary income and net capital gain of the foreign corporation, even if this income is not distributed to the fund. Any such income would be subject to the income and excise tax distribution requirements described above.

	The fund should generally be able to avoid the adverse tax consequences described in the previous paragraph by electing to mark to market its stock in "passive foreign investment companies" at the end of its taxable year. This election may result in the recognition of gains, which will be treated as ordinary income subject to the tax distribution requirements described above, or losses, the deductibility of which will be subject to limitations under the Code.

	Hedging and Option Income Strategies and Foreign Currencies. The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the fund and therefore of its distributions.

	Gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security, or contract and the date of disposition also are treated as ordinary income or loss. Such income or losses may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than the amount distributed as capital gain.

	The hedging transactions undertaken by the fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund. In addition, losses or deductions realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. The tax consequences of hedging transactions to the fund are not entirely clear. The fund may make one or more of the elections available under the Code which are applicable to straddles. If the fund makes any of the elections, the amount, character and timing of the recognition of gains, losses or deductions from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain elections operate to accelerate the recognition of gains, losses or deductions from the affected straddle positions. Certain transactions may also be treated as "constructive sales," resulting in the recognition of gain without any corresponding receipt of cash. Because application of the mark to market rules, constructive sales rules, or straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

	The fund's taxable income will in most cases be determined on the basis of reports made to the fund by the issuers of the securities in which the fund invests. The tax treatment of certain securities in which the fund may invest is not free from doubt and it is possible that an Internal Revenue Service examination of the issuers of such securities or of the fund could result in adjustments to the income of the fund.

Taxation of Shareholders

	Distributions. In general, all distributions to shareholders attributable to the fund's net investment income and any excess of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income whether paid in cash or reinvested in additional shares of common stock pursuant to the fund's dividend reinvestment plan.

	Dividends distributed by the fund will not generally be eligible for the dividends received deduction in the hands of corporate shareholders, except to the extent that the fund's taxable income consists of dividends received from domestic corporations and certain holding period, designation and other requirements are satisfied.

	Dividends and other distributions by the fund are generally taxable to the shareholders at the time the dividend or distribution is made. However, any dividends declared by the fund in October, November or December and made payable to shareholders of record in such a month would be taxable to shareholders as if received on December 31 if the dividend is paid in the following January.

	If a shareholder purchases shares of common stock at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically in whole or in part a return of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a dividend distribution.

	Sales of Shares. In general, if a share of common stock is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. However, any loss recognized by a shareholder on the sale of shares held six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder and the shareholder's share of any of the fund's undistributed net capital gains which are included in the shareholder's income, in each case with respect to the shares that are sold. In addition, any loss realized on a sale of shares of common stock will be disallowed to the extent the shares disposed of are replaced with shares of the fund within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any gain or loss realized upon a sale of shares (other than to the fund, which sales are discussed below) by a shareholder who holds such shares as capital assets will be treated as capital gain or loss. An amount received by a shareholder from the fund in exchange for shares of the fund (pursuant to a repurchase of shares or a tender offer or otherwise) may be treated as a payment in exchange for the shares tendered, which would result in taxable gain or loss as described above. However, if the amount received by a shareholder from the fund exceeds the fair market value of the shares tendered, or if a shareholder does not sell to the fund all of the shares of the fund owned or deemed to be owned by the shareholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any shareholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution of shares of the fund as a result of their increased proportionate interest in the fund.

	Backup Withholding. The fund may be required to withhold federal income tax at the rate of 31% of any payments made to a shareholder if the shareholder has not provided a correct taxpayer identification number and certain required certifications to the fund, or if the Secretary of the Treasury notifies the fund that the number provided by a shareholder is not correct or that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return. Dividends to shareholders who are nonresident aliens or foreign entities may be subject to a separate withholding of federal income tax at a maximum rate of 30%, subject to possible reduction under an applicable income tax treaty (if any). Other distributions to these shareholders may be subject to backup withholding unless their foreign status is properly certified in the manner required under the Code. Nonresident aliens and foreign entities should consult their own tax advisers regarding these and other possible tax consequences of investing in the fund.

	The foregoing discussion is a summary of certain of the current federal income tax laws regarding the fund and investors in the shares of common stock, and does not deal with all of the federal income tax consequences applicable to the fund, or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences to them of investments in the fund.


OFFICERS AND DIRECTORS

	The Officers and Directors of the fund and their principal occupations for at least the last five years are set forth below. Those Directors who are "interested persons" of the fund, as defined in the 1940 Act, are indicated by asterisk. Each person indicated below as a Director of the fund is also a director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Salomon Smith Barney Inc. (Salomon Smith Barney) or one or more of its affiliates is an affiliated person.


Name, Address and Age
Positions Held
with the Fund
Principal Occupations During Past
Five Years

*Heath B. McLendon
7 World Trade Center
New York, NY  10048
Age 67

Chairman of the
Board, President
and Chief
Executive Officer

Managing Director of Salomon
Smith Barney; Chairman, Co-
Chairman, President and/or
Trustee/Director of 77 investment
companies associated with
Citigroup Inc. (Citigroup);
Director and President of SSB
Citi and Travelers Investment
Adviser, Inc. (TIA).



Name, Address and Age
Positions Held
with the Fund
Principal Occupations During Past
Five Years

Lee Abraham
13732 LeHavre Drive
Frenchman's Creek
Palm Beach Gardens, FL
33410
Age 73

Director

Retired; Director or Trustee of
12 investment companies
associated with Citigroup.
Director of R.G. Barry Corp. a
footwear manufacturer, Signet
Group plc, a specialty retailer,
eNote.com, Inc., a computer
hardware company. Formerly
Chairman and Chief Executive
Officer of Associated
Merchandising Corporation, a
major retail merchandising and
sourcing organization and
formerly Director of Galey &
   Lord and Liz Claiborne.

Allan J. Bloostein
27 West 67th Street
New York, NY 10023
Age 71

Director

President of Allan J. Bloostein
Associates, a consulting firm;
Director or Trustee of 19
investment companies associated
with Citigroup. Director of CVS
Corporation, a drugstore chain,
and Taubman Centers Inc., a real
estate development company;
Formerly Vice Chairman and
Director of The May Department
Stores Company.

Jane F. Dasher
283 Greenwich Avenue
Greenwich, CT 06830
Age 51

Director
Investment Officer of Korsant
Partners, a family investment
company; Director or Trustee of
12 investment companies
associated with Citigroup. Prior
to 1997, Independent Financial
Consultant.

Donald R. Foley
3668 Freshwater Drive
Jupiter, FL  33477
Age 78

Director
Retired; Director or Trustee of
12 investment companies
associated with Citigroup.
Formerly, Vice President of Edwin
Bird Wilson, Incorporated
(advertising).

Richard E. Hanson, Jr.
2751 Vermont Route 140
Poultney, VT,  05764
Age 59

Director
Retired; Formerly Head of The New
Atlanta Jewish Community High
School, Atlanta Georgia; Director
or Trustee of 12 investment
companies associated with
Citigroup. Formerly Headmaster,
The Peck School, Morristown, New
Jersey.

Paul Hardin
12083 Morehead
Chapel Hill, NC  27514
Age 69

Director

Professor of Law and Chancellor
Emeritus at the University of
North Carolina at Chapel Hill;
Director or Trustee of 14
investment companies associated
with Citigroup. Formerly,
Director of the Summit
Bancorporation and formerly,
Chancellor of the University of
North Carolina at Chapel Hill.



Name, Address and Age
Positions Held
with the Fund
Principal Occupations During Past
Five Years

Roderick C. Rasmussen
9 Cadence Court
Morristown, NJ  07960
Age 74

Director

Investment Counselor; Director or
Trustee of 12 investment
companies associated with
Citigroup. Formerly, Vice
President of Dresdner and Company
Inc. (investment counselors).

John P. Toolan
13 Chadwell Place
Morristown, NJ  07960
Age 70

Director
Retired; Director or Trustee of
12 investment companies
associated with Citigroup.
Trustee of John Hancock Funds.
Formerly, Director and Chairman
of Smith Barney Trust Company,
Director of Smith Barney Holdings
Inc. and various subsidiaries,
formerly Senior Executive Vice
President, Director and Member
of the Executive Committee of
Smith Barney.

Lewis E. Daidone
125 Broad Street
New York, NY  10004
Age 43

Senior Vice
President
and Treasurer

Managing Director of Salomon
Smith Barney; Senior Vice
President or Executive Vice
   President and Treasurer of 83
investment companies associated
with Citigroup; Director and
Senior Vice President of SSB Citi
and TIA.

Christina T. Sydor
7 World Trade Center
New York, NY  10048
Age 49

Secretary
Managing Director of Salomon
Smith Barney and Secretary of 60
investment companies associated
with Citigroup;  Secretary and
General Counsel of SSB Citi and
TIA.

John C. Bianchi
7 World Trade Center
New York, NY  10048
Age 45

Vice President and
Investment Officer
Managing Director of Salomon
Smith Barney and investment
officer of six investment
companies associated with
Citigroup.
Paul Brook
125 Broad Street
New York, NY  10004
Age 47

Controller
Director of Salomon Smith Barney;
and Controller or Assistant
    Treasurer of 43 investment
companies associated with
Citigroup since 1998; Prior to
1998, Managing Director of AMT
Capital Services Inc.; Prior to
1997, Partner with Ernst & Young
LLP.

	Fees for directors who are not "interested persons" of the fund, all of whom are board members of a group of funds sponsored by Salomon Smith Barney, are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these directors receive a per meeting fee of $2,500 with respect to in-person meetings, and $100 for each telephone meeting, plus reimbursement for travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the calendar year ended December 31, 1999, such expenses for the group totaled $13,469.

	The following table shows the compensation paid by the fund to each person who was a director during the fund's fiscal year ended September 30, 2000 and calendar year ended December 31, 1999.

Compensation Table







Name


Aggregate
Compensation
from Fund
For Fiscal
Year Ended
9/30/00


Pension or
Retirement
Benefits
Accrued as
part of Fund
Expenses
Compensation from Fund
and Fund
Complex for
the
Calendar
Year Ended
12/31/99

Total Number
of Funds for
Which
Director
Serves
Within Fund
Complex
Lee Abraham
$542
$0
$71,133
12
Allan J. Bloostein
362
0
112,483
19
Jane F. Dasher
651
0
65,733
12
Donald R. Foley*
651
0
71,300
12
Richard E. Hanson,
Jr.
651
0
68,233
12
Paul Hardin
651
0
90,450
14
Heath B. McLendon+
0
0
0
77
Roderick C.
Rasmussen*
760
0
71,200
12
John P. Toolan*
651
0
69,100
12

+	Designates a director who is an "interested person" of the fund as defined under the 1940 Act.

*	Pursuant to the fund's deferred compensation plan, the
indicated persons have elected to defer the payment of the following amounts of their compensation from the fund: Donald
R. Foley: $157, Roderick C. Rasmussen: $250 and John P. Toolan:
$651, and the following amounts of their total compensation from the fund complex: Donald R. Foley: $21,600 and John P.
Toolan: $69,100.

Upon attainment of age 72 the fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the board of directors in the future will be required to change to emeritus status upon attainment of age
80. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year, total compensation paid by the fund to directors emeritus totaled $230.

	At the close of business on January 3, 2001, 67,882,606.000 shares of common stock, equal to 98.06% of the fund's total shares outstanding on that date, were held of record but not beneficially owned by, CEDE & Co., c/o Depository Trust Company, Box 20,
Bowling Green Station, NY, NY 10004-9998. As of that date, the officers and Directors of the fund beneficially owned less than 1% of the outstanding shares of the fund.


PORTFOLIO TRANSACTIONS

General

	The fund's securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the Investment Manager determines that the best execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for purchases and sales of fixed-income securities, which are typically undertaken through principal transactions, although the price paid usually includes compensation to the dealer acting in the form of a spread or mark-up. The prices paid to underwriters of newly issued securities typically include a concession paid by the issuer to the underwriter, and purchasers of after-market fixed-income securities from dealers ordinarily are executed at a price between the bid and asked price.

	Transactions on behalf of the fund are allocated to various broker-dealers by the Investment Manager in its best judgment.
The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, broker-dealers may be selected for research, statistical or other services to enable the Investment Manager to supplement its own research and analysis with the views and information of other securities firms. The fund may utilize Salomon Smith Barney or a Salomon Smith Barney-affiliated broker in connection with a purchase or sale of securities when the Investment Manager believes that the broker's charge for the transactions does not exceed usual and customary levels. The same standard applies to the use of Smith Barney as a commodities broker in connection with entering into options and futures contracts.

	Research services furnished by broker-dealers through which the fund effects securities transactions may be used by the Investment Manager in managing other investment funds and, conversely, research services furnished to the Investment Manager by broker-dealers in connection with other funds the Investment Manager advises may be used by the Investment Manager in advising the fund. Although it is not possible to place a dollar value on these services, the Investment Manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

	Investment decisions for the fund are made independently from those of other investment companies managed by the Investment Manager. If those investment companies are prepared to invest in, or desire to dispose of, investments at the same time as the fund, however, available investments or opportunities for sales will be allocated equitably to each client of the Investment Manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.

	The fund's Board of Directors will review periodically the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.

Turnover

	The fund cannot accurately predict its turnover rate, but anticipates that its annual turnover rate will not exceed 150%. The fund's turnover rate is calculated by dividing the lesser of the fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of the fund's securities for the year. Higher turnover rates can result in transaction costs, and corresponding increases in the fund's expense ratio. The fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies. For the fiscal years ended September 30, 1998, 1999 and 2000 the portfolio turnover rate was 98%, 83% and 69%, respectively.


MANAGEMENT OF THE FUND

Investment Manager

	SSB Citi, 7 World Trade Center, New York, New York 10048, is controlled by Salomon Smith Barney Holdings Inc., the parent company of Salomon Smith Barney. Salomon Smith Barney Holdings
Inc. is a direct wholly owned subsidiary of Citigroup.

	Subject to the supervision and direction of the fund's Board of Directors, SSB Citi manages the securities held by the fund in accordance with the fund's stated investment objectives and policies, makes investment decisions for the fund, places orders to purchase and sell securities on behalf of the fund and employs managers and securities analysts who provide research services to the fund. The fund pays SSB Citi a fee for services provided to the fund that is computed daily and paid monthly at the annual rate of 1.15% of the value of the fund's average daily net assets. This fee is higher than the rates for similar services paid by other publicly offered, closed-end management investment companies that have investment objectives and policies similar to the fund. For the years ended September 30, 1998, 1999 and 2000, the fund paid $10,065,212, $9,153,937 and $8,172,741, respectively, in management fees to SSB Citi.


Custodian and Transfer Agent

	PPFC Trust Company, located at 8800 Tinicum Boulevard,
Philadelphia, Pennsylvania 19153, acts as custodian of the fund's investments. PFPC Global Fund Services, located at 101 Federal
Street, Boston, Massachusetts, 02110, serves as the fund's transfer agent, dividend-paying agent and registrar.

Independent Auditors

	KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the fund for its fiscal year ending September 30, 2001 to examine and report on the financial statements of the fund.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's Code of Ethics is on file with the SEC.
REPURCHASE OF SHARES, CONVERSION TO OPEN-END FUND AND
ANTI-TAKEOVER PROVISIONS

Repurchase Of Common Shares

	The fund may repurchase shares of its common stock in the open market or in privately negotiated transactions when the fund can do so at prices below their then-current net asset value per share on terms that the Board of Directors believes represent a favorable investment opportunity, but has no obligation to do so.

	No assurance can be given that repurchases and/or tenders will result in the common stock's trading at a price that is close or equal to net asset value. The market price of the common stock will, among other things, be determined by the relative demand for, and supply of, the common stock in the market, the fund's investment performance, the fund's dividends and investor perception of the fund's overall attractiveness as an investment as compared with other investment alternatives. Any such acquisition of common stock will decrease the total assets of the fund and therefore have the effect of increasing the fund's expense ratio. The fund may borrow money to finance the repurchase of shares subject to certain limitations. See "Investment Restrictions." Any interest on the borrowings will reduce the fund's net income.

	If the fund liquidates securities in order to repurchase shares of common stock, the fund may realize gains and losses. The fund's turnover rate may or may not be affected by the fund's repurchases of shares of common stock pursuant to a tender offer.

Conversion To Open-End Fund

	The fund's Articles of Incorporation require the favorable vote of the holders of at least two-thirds of the shares of common stock then entitled to be voted to authorize the conversion of the fund from a closed-end to an open-end investment company as defined in the 1940 Act, unless two-thirds of the Continuing Directors (as defined below) approve such a conversion. In the latter case, the affirmative vote of a majority of the shares outstanding will be required to approve the amendment to the fund's Articles of Incorporation providing for the conversion of the fund.

Anti-Takeover Provisions

	The fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares of common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund. The Board of Directors is divided into three classes. At the annual meeting of shareholders in each year, the term of one class expires and each Director elected to the class holds office for a term of three years. The classification of the Board of Directors in this manner could delay for an additional year the replacement of a majority of the Board. The Articles of Incorporation provide that the maximum number of Directors that may constitute the fund's entire board is 12. A Director may be removed from office, or the maximum number of Directors increased, only by vote of the holders of at least 75% of the shares of common stock entitled to be voted on the matter.

	The affirmative votes of at least 75% of the Directors and the holders of at least 75% of the shares of the fund are required to authorize any of the following transactions (referred to individually as a "Business Combination"): (1) a merger, consolidation or share exchange of the fund with or into any other person (referred to individually as a "Reorganization Transaction"); (2) the issuance or transfer by the fund (in one or a series of transactions in any 12-month period) of any securities of the fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the fund in connection with a public offering, issuances of securities of the fund pursuant to a dividend reinvestment plan adopted by the fund and issuances of securities of the fund upon the exercise of any stock subscription rights distributed by the fund; (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of the fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the fund in the ordinary course of its business (each such sale, lease, exchange, mortgage, pledge, transfer or other disposition being referred to individually as a "Transfer Transaction"). The same affirmative votes are required with respect to: any proposal as to the voluntary liquidation or dissolution of the fund or any amendment to the fund's Articles of Incorporation to terminate its existence (referred to individually as a "Termination Transaction"), and any shareholder proposal as to specific investment decisions made or to be made with respect to the fund's assets.

	A 75% shareholder vote will not be required with respect to a Business Combination if the transaction is approved by a vote of at least 75% of the Continuing Directors (as defined below) or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the fund and various other requirements are satisfied. In such case, a majority of the votes entitled to be cast by shareholders of the fund will be required to approve the transaction if it is a Reorganization Transaction or a Transfer Transaction that involves substantially all of the fund's assets and no shareholder vote will be required to approve the transaction if it is any other Business Combination. In addition, a 75% shareholder vote will not be required with respect to a Termination Transaction if it is approved by a vote of at least
75% of the Continuing Directors, in which case a majority of the votes entitled to be cast by shareholders of the fund will be required to approve the transaction.

	The voting provisions described above could have the effect of depriving shareholders of the fund of an opportunity to sell their common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund in a tender offer or similar transaction. In the view of the fund's Board of Directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the fund to negotiate with its management regarding the price to be paid for the amount of common stock required to obtain control; (2) promoting continuity and stability; and (3) enhancing the fund's ability to pursue long-term strategies that are consistent with its investment objective and the management policies. The Board of Directors has determined that the voting requirements described above, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally.

	A "Continuing Director," as used in the discussion above, is any member of the fund's Board of Directors (1) who is not a person or affiliate of a person who enters or proposes to enter into a Business Combination with the fund (such a person or affiliate being referred to individually as an "Interested Party") and (2) who has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then members of the Board of Directors.


FINANCIAL STATEMENTS

	The financial information contained under the following headings is hereby incorporated by reference from the fund's September 30, 2000 Annual Report to Shareholders, copies of which are furnished with this SAI: Statement of Assets and Liabilities; Statement of Changes in Net Assets; Statement of Operations; Notes to Financial Statements; Financial Highlights and Independent Auditors' Report.



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